UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 30, 2023

Date of Report (Date of earliest event reported)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

105 Leader Heights Road, York, Pennsylvania	17403
(Address of principal executive offices)	(Zip Code)

717-747-1519

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 7.01.	Regulation FD Disclosure

Representatives of Codorus Valley Bancorp, Inc. (the "Corporation") will be attending an investor conference commencing on January 31, 2023. A copy of the slides forming the basis for the presentation is attached hereto as Exhibit 99.1 and will be posted to the Corporation's website (www.peoplesbanknet.com) in connection with the conference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for any purpose under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into the Corporation's filings under the Securities Act of 1933, as amended. The content of the website referenced herein is not incorporated into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Codorus Valley Bancorp, Inc. Investor Presentation Slides

	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date:	January 30, 2023	By:	/s/ Larry D. Pickett
Larry D. Pickett
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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